UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 13, 2005

                         COMMISSION FILE NO.:  000-49756

                             THE WORLD GOLF LEAGUE, INC.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                   98-0201235
    ----------------------------             ---------------------------------
    (STATE OR OTHER JURISDICTION             (IRS EMPLOYER IDENTIFICATION NO.)
        OF INCORPORATION)

             2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA   32779
             ----------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                    (407) 331-6272
                                    --------------
                               (ISSUER TELEPHONE NUMBER)


                                         N/A
                                         ---
                               (FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On September 13, 2005, the Registrant amended Article I Stockholders, Section 7. Stockholder Meetings, of its Bylaws by changing the number of holders of its outstanding stock required to constitute a quorum from "a majority" to "one-third." After the amendment, the relevant portion of Article I Stockholders, Section 7. Stockholder Meetings, reads as follows:

     QUORUM. The holders of one-third of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

Prior  to the amendment, the relevant portion of Article I Stockholders, Section
7.  Stockholder  Meetings,  read  as  follows:

     QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

The Registrant also included its current name The World Golf League, Inc. in place of Asia Pacific Trading, Inc., one of the Registrant's former names, in each place where such former name appeared in the Bylaws. The Registrant corrected typographical errors in spelling in the Bylaws.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

3.1             Amended Bylaws of The World Golf League, Inc.
---             ---------------------------------------------

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

September 14, 2005


/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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